Exhibit 32.1

THE FOLLOWING CERTIFICATION ACCOMPANIES THE ISSUER’S QUARTERLY REPORT ON FORM 10-Q AND IS NOT FILED, AS PROVIDED IN SEC RELASE NOS. 33-8238, 34-47986 AND IC-26068, DATED JUNE 5, 2003.

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of BrandPartners Group, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ James F. Brooks
James F. Brooks
Chief Executive Officer and President

August 8, 2005

By:	/s/ Suzanne M. Verrill
Suzanne M. Verrill
Chief Financial Officer

November 8, 2005

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE ISSUER AND WILL BE RETAINED BY THE ISSUER AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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